UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2024

Central Index Key Number of the issuing entity: 0002037111

BANK5 2024-5YR10

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC
Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association
Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-257991-13	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 2, 2024, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) entered into an underwriting agreement, dated as of October 2, 2024 and attached as Exhibit 1.1 hereto (the “Underwriting Agreement”), with Wells Fargo Securities, LLC (“WFS”), Morgan Stanley & Co. LLC (“MS&Co.”), J.P. Morgan Securities LLC (“JPMS”), BofA Securities, Inc. (“BofA Securities”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”), Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with WFS, MS&Co., JPMS, BofA Securities, Academy and Drexel, in such capacity, the “Underwriters”) and Wells Fargo Bank, National Association (“WFB”), with respect to the sale of the Publicly Offered Certificates (as defined below), that is scheduled to occur on or about October 16, 2024 (the “Closing Date”).

On October 2, 2024, the Registrant also entered into a certificate purchase agreement, dated as of October 2, 2024, with WFS, MS&Co., JPMS, BofA Securities, Academy, Drexel and Siebert Williams (collectively in such capacity, the “Initial Purchasers”) and WFB, with respect to the sale of the Privately Offered Certificates (as defined below), that is also scheduled to occur on or about the Closing Date. The Privately Offered Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On or about the Closing Date, the Registrant is expected to cause the issuance of the BANK5 2024-5YR10 Commercial Mortgage Pass-Through Certificates, Series 2024-5YR10 (the “Certificates”) and the VRR Interest, pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of October 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of forty-two (42) commercial and multifamily mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of October 2, 2024, between the Registrant and Wells Fargo; certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of October 2, 2024, between the Registrant and MSMCH; certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of October 2, 2024, between the Registrant and JPMCB; and certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“Bank of America”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of October 2, 2024, between the Registrant and Bank of America.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1,
Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates, having an aggregate initial certificate balance of $729,228,000 (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H-RR and Class R Certificates, having an aggregate initial certificate balance of $78,781,381 (collectively, the “Privately Offered Certificates”).

The assets of the Issuing Entity will include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected

Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Bay Plaza Community Center	Exhibit 99.8	N/A
Ignite Portfolio	Exhibit 99.9	N/A
Culver Collection	Exhibit 99.10	Exhibit 99.5
Bronx Terminal Market	Exhibit 99.11	Exhibit 99.5
International Plaza II	Exhibit 99.12	N/A
175 Remsen Street	Exhibit 99.13	N/A
Baybrook Mall	Exhibit 99.14	Exhibit 99.6(1)
The Piazza	Exhibit 99.15	Exhibit 99.6(1)
Hilton Washington DC Rockville Hotel	Exhibit 99.16	N/A
9950 Woodloch	Exhibit 99.17	Exhibit 99.7

(1)	Midland Loan Services, a Division of PNC Bank, National Association (“Midland”) will act as primary servicer of The Piazza whole loan and the Baybrook Mall whole loan pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.18 and dated as of August 1, 2024, between Wells Fargo, as master servicer under the applicable Non-Serviced PSA, and Midland, as primary servicer, pursuant to which Midland will perform certain servicing obligations of Wells Fargo under the applicable Non-Serviced PSA. See “Transaction Parties—The Primary Servicer—Summary of the Midland Primary Servicing Agreements” in the Prospectus.

In addition, Wells Fargo has separately appointed Midland as primary servicer with respect to four (4) mortgage loans serviced under the Pooling and Servicing Agreement, representing approximately 18.9% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of October 1, 2024 and attached hereto as Exhibit 99.19, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer—Summary of the Midland Primary Servicing Agreements” in the Prospectus.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement and (ii) the sale of the Privately Offered Certificates by the Registrant to the Initial Purchasers pursuant to the Certificate Purchase Agreement.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus (the “Prospectus”) dated October 2, 2024 and filed with the Securities and Exchange Commission on October 4, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-257991) was originally declared effective on October 15, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of October 2, 2024, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 2, 2024.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of October 2, 2024, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of October 2, 2024, between Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of October 2, 2024, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of October 2, 2024, between Bank of America, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Pooling and Servicing Agreement, dated as of October 1, 2024, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Situs Holdings, LLC, as a special servicer solely with respect to the Bronx Terminal Market Whole Loan, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee, relating to the issuance of the Benchmark 2024-V10 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V10.
99.6	Pooling and Servicing Agreement, dated as of August 1, 2024, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK5 2024-5YR9 Commercial Mortgage Pass-Through Certificates, Series 2024-5YR9.
99.7	Pooling and Servicing Agreement, dated as of July 1, 2024, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2024-5C1 Commercial Mortgage Pass-Through Certificates, Series 2024-5C1.

99.8	Co-Lender Agreement, dated as of September 19, 2024, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, relating to the Bay Plaza Community Center Whole Loan.
99.9	Agreement Between Note Holders, dated as of August 2, 2024, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Ignite Portfolio Whole Loan.
99.10	Agreement Between Noteholders, dated as of September 6, 2024, by and among German American Capital Corporation, as initial note A-1 holder and initial note A-2 holder, Wells Fargo Bank, National Association, as initial note A-3 holder and note A-4 holder, and HRCP Culver, LLC, as note B-1 holder and note B-2 holder, relating to the Culver Collection Whole Loan.
99.11	Agreement Between Note Holders, dated as of August 6, 2024, by and between German American Capital Corporation, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, Starwood Mortgage Capital LLC, as initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder, initial note A-10 holder and initial note A-11 holder, Wells Fargo Bank, National Association, as initial note A-12 holder, initial note A-13 holder, initial note A-14 holder, initial note A-15 holder and initial note A-16 holder, and Bank of America, N.A., as initial note A-17 holder, initial note A-18 holder, initial note A-19 holder, initial note A-20 holder and initial note A-21 holder, and CPPIB Credit Investments III Inc., as note B holder, relating to the Bronx Terminal Market Whole Loan.
99.12	Co-Lender Agreement, dated as of September 24, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder, and Goldman Sachs Bank USA, as initial note A-3 holder, relating to the International Plaza II Whole Loan.
99.13	Co-Lender Agreement, dated as of September 24, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the 175 Remsen Street Whole Loan.
99.14	Agreement Between Note Holders, dated as of July 19, 2024, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, Barclays Capital Real Estate Inc., as initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, Societe Generale Financial Corporation, as initial note A-9 holder, initial note A-10 holder and initial note A-11 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Baybrook Mall Whole Loan.
99.15	Co-Lender Agreement, dated as of August 13, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2-1 holder and initial note A-2-2 holder, relating to The Piazza Whole Loan.
99.16	Agreement Between Note Holders, dated as of September 13, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the Hilton Washington DC Rockville Hotel Whole Loan.
99.17	Co-Lender Agreement, dated as of June 12, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-3 holder, and Argentic Real Estate Finance 2 LLC, as initial note A-2 holder and initial note A-4 holder, relating to the 9950 Woodloch Whole Loan.

99.18	Primary Servicing Agreement, dated as of August 1, 2024, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, relating to the primary servicing of The Piazza Whole Loan and the Baybrook Mall Whole Loan.
99.19	Primary Servicing Agreement, dated as of October 1, 2024, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, relating to the primary servicing of the Bay Plaza Community Center Whole Loan, the Kimpton Journeyman Hotel Mortgage Loan, the International Plaza II Whole Loan and the 175 Remsen Street Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green Title: Managing Director

Dated: October 4, 2024

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 2, 2024, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2024, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 2, 2024.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of October 2, 2024, between Wells Fargo Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of October 2, 2024, between Morgan Stanley Mortgage Capital Holdings LLC and Wells Fargo Commercial Mortgage Securities, Inc.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of October 2, 2024, between JPMorgan Chase Bank, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of October 2, 2024, between Bank of America, National Association and Wells Fargo Commercial Mortgage Securities, Inc.
99.5	Pooling and Servicing Agreement, dated as of October 1, 2024, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Situs Holdings, LLC, as a special servicer solely with respect to the Bronx Terminal Market Whole Loan, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee, relating to the issuance of the Benchmark 2024-V10 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2024-V10.
99.6	Pooling and Servicing Agreement, dated as of August 1, 2024, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK5 2024-5YR9 Commercial Mortgage Pass-Through Certificates, Series 2024-5YR9.
99.7	Pooling and Servicing Agreement, dated as of July 1, 2024, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the Wells Fargo Commercial Mortgage Trust 2024-5C1 Commercial Mortgage Pass-Through Certificates, Series 2024-5C1.

99.8	Co-Lender Agreement, dated as of September 19, 2024, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, relating to the Bay Plaza Community Center Whole Loan.
99.9	Agreement Between Note Holders, dated as of August 2, 2024, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Ignite Portfolio Whole Loan.
99.10	Agreement Between Noteholders, dated as of September 6, 2024, by and among German American Capital Corporation, as initial note A-1 holder and initial note A-2 holder, Wells Fargo Bank, National Association, as initial note A-3 holder and note A-4 holder, and HRCP Culver, LLC, as note B-1 holder and note B-2 holder, relating to the Culver Collection Whole Loan.
99.11	Agreement Between Note Holders, dated as of August 6, 2024, by and between German American Capital Corporation, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder and initial note A-5 holder, Starwood Mortgage Capital LLC, as initial note A-6 holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder, initial note A-10 holder and initial note A-11 holder, Wells Fargo Bank, National Association, as initial note A-12 holder, initial note A-13 holder, initial note A-14 holder, initial note A-15 holder and initial note A-16 holder, and Bank of America, N.A., as initial note A-17 holder, initial note A-18 holder, initial note A-19 holder, initial note A-20 holder and initial note A-21 holder, and CPPIB Credit Investments III Inc., as note B holder, relating to the Bronx Terminal Market Whole Loan.
99.12	Co-Lender Agreement, dated as of September 24, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder, and Goldman Sachs Bank USA, as initial note A-3 holder, relating to the International Plaza II Whole Loan.
99.13	Co-Lender Agreement, dated as of September 24, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the 175 Remsen Street Whole Loan.
99.14	Agreement Between Note Holders, dated as of July 19, 2024, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, Barclays Capital Real Estate Inc., as initial note A-5 holder, initial note A-6 holder, initial note A-7 holder and initial note A-8 holder, Societe Generale Financial Corporation, as initial note A-9 holder, initial note A-10 holder and initial note A-11 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Baybrook Mall Whole Loan.
99.15	Co-Lender Agreement, dated as of August 13, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2-1 holder and initial note A-2-2 holder, relating to The Piazza Whole Loan.
99.16	Agreement Between Note Holders, dated as of September 13, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-2 holder, relating to the Hilton Washington DC Rockville Hotel Whole Loan.
99.17	Co-Lender Agreement, dated as of June 12, 2024, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial note A-3 holder, and Argentic Real Estate Finance 2 LLC, as initial note A-2 holder and initial note A-4 holder, relating to the 9950 Woodloch Whole Loan.

99.18	Primary Servicing Agreement, dated as of August 1, 2024, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, relating to the primary servicing of The Piazza Whole Loan and the Baybrook Mall Whole Loan.
99.19	Primary Servicing Agreement, dated as of October 1, 2024, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, relating to the primary servicing of the Bay Plaza Community Center Whole Loan, the Kimpton Journeyman Hotel Mortgage Loan, the International Plaza II Whole Loan and the 175 Remsen Street Whole Loan.